UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2009
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed, on August 3, 2007, the Board of Directors of Allis-Chalmers Energy Inc. (the “Company”) awarded Victor M. Perez, the Company’s Chief Financial Officer, (i) 15,000 stock options and (ii) a performance award in the amount of 25,000 shares of restricted stock, each to vest 20% on the first anniversary of the grant date, 20% on the second anniversary of the grant date and the remaining 60% on the third anniversary of the grant date (or any of the 15 subsequent trading days following such dates), or alternatively, any unvested shares would cumulatively vest on August 3, 2010 (or any of the 30 subsequent trading days following such date), each such vesting subject to Mr. Perez achieving certain performance criteria. On August 5, 2009, Mr. Perez and the Company entered into an amendment to the performance award agreement (the “Performance Award Amendment”) to remove the performance condition related to the Company meeting street guidance and to extend the cumulative vesting of such performance shares to vest on August 3, 2011 (or any of the 30 subsequent trading days following such date) based on a two year look back period rather than the previous three year look back period ending on August 3, 2010. In consideration of the Performance Award Amendment, Mr. Perez agreed to surrender to the Company the 15,000 stock options previously granted to him on August 3, 2007.
In addition, on August 5, 2009, the Company and Mr. Perez entered into an amendment to Mr. Perez’ executive employment agreement (the “Amended and Restated Employment Agreement”) to extend the term of Mr. Perez’ employment for an additional year to end on August 3, 2011.
The foregoing descriptions of the Amended and Restated Employment Agreement and the Performance Award Amendment are qualified in their entirety by reference to the full text of the agreements filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit
No.	Description

10.1	Amended and Restated Employment Agreement, dated August 5, 2009, between Allis-Chalmers Energy Inc. and Victor M. Perez.

10.2	Amended and Restated Performance Award Agreement, dated August 5, 2009, between Allis-Chalmers Energy Inc. and Victor M. Perez.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: August 5, 2009	By:	/s/ Theodore F. Pound III
		Name:	Theodore F. Pound III
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Amended and Restated Employment Agreement, dated August 5, 2009, between Allis-Chalmers Energy Inc. and Victor M. Perez.

10.2	Amended and Restated Performance Award Agreement, dated August 5, 2009, between Allis-Chalmers Energy Inc. and Victor M. Perez.